UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: December 11, 2025
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Mark E. Patten as Chief Financial Officer

On December 11, 2025, Sun Communities, Inc. (the “Company”) appointed Mark E. Patten as the Company’s new Chief Financial Officer, Executive Vice President, Secretary and Treasurer. Mr. Patten’s appointment will be effective on January 5, 2026 (the “Start Date”). The Company and Mr. Patten entered into an employment agreement dated December 11, 2025 (the “Employment Agreement”) under which Mr. Patten will serve as the Company’s Chief Financial Officer, Executive Vice President, Secretary and Treasurer beginning on the Start Date.

Mr. Patten, age 61, has served as Executive Vice President, Chief Financial Officer and Treasurer of Essential Properties Realty Trust, Inc. (NYSE:EPRT) since August 2020. Prior to joining Essential Properties Realty Trust, Mr. Patten served as Senior Vice President and Chief Financial Officer of CTO Realty Growth (NYSE:CTO), previously Consolidated-Tomoka Land Co, and served in the same role with Alpine Income Property Trust, Inc. (NYSE:PINE). Prior to that, he served as Executive Vice President and Chief Financial Officer of Legacy Healthcare Properties Trust Inc. and Simply Self Storage and served as Senior Vice President and Chief Accounting Officer of CNL Hotels & Resorts, Inc. Mr. Patten began his career at KPMG where he was named a partner. Mr. Patten graduated from the University of Florida with a B.S. degree in accounting.

The term of the Employment Agreement will be for five years beginning on the Start Date and is automatically renewable thereafter for successive one-year terms unless either party timely terminates the agreement. Mr. Patten’s annual base salary is $600,000. In addition to his base salary, Mr. Patten is eligible to receive an annual cash bonus at a target amount of 100% of his base salary and the earned amount for each year will be determined by the Compensation Committee of the Company’s Board of Directors, based on individual goals and objectives for Mr. Patten, the Company’s performance or other relevant criteria. Notwithstanding the foregoing, Mr. Patten’s bonus for 2026 will be not less than his target bonus amount. Incentive compensation paid or payable to Mr. Patten may be subject to the Company’s Executive Compensation Recovery (Clawback) Policy in accordance with its terms.

Under the Employment Agreement, Mr. Patten will receive (i) on the Start Date, a retention-based restricted stock grant with a target grant date value of $3,500,000, which will vest ratably over a four-year period; (ii) a retention-based cash bonus of up to $2,300,000, of which $1,100,000 is payable on the Start Date, $600,000 is payable on the first anniversary of the Start Date, and $600,000 is payable on the second anniversary of the Start Date; (iii) relocation benefits having a value of $100,000; and (iv) for 2026, a grant of restricted shares of the Company’s common stock with a target grant date value of $2,000,000, with such terms as are determined by the Compensation Committee in its sole discretion, which will be consistent with the terms and conditions applicable to the annual equity-based awards granted to similarly-situated executives of the Company. The retention-based equity award, the retention-based cash bonus and the 2026 restricted share award described above represent grants intended to partially compensate Mr. Patten for the expected forfeiture of his incentive awards issued by his current employer.

If Mr. Patten is terminated by the Company without cause or resigns for good reason (each as defined in the Employment Agreement) or if he dies or becomes disabled, subject to execution of a release and compliance with his noncompetition and confidentiality obligations: (i) he will receive payments equal to 1.50 times the sum of his then-current base salary and then-current target bonus amount (less, in the case of death or disability, the value of certain previously paid disability benefits); (ii) all remaining installments of the retention-based cash bonus; (iii) all time-vesting equity awards granted under the Company’s 2015 Equity Incentive Plan (the “2015 Incentive Plan”) will become fully vested; (iv) the acceleration, forfeiture or vesting of all other performance-vesting equity awards granted under the 2015 Incentive Plan will be governed by the terms of the applicable award agreement; and (v) the Company will continue to provide him with group health benefits for up to nine months.

If there is a change in control (as defined in the Employment Agreement) of the Company and either: (i) the Company or its successor terminate the Employment Agreement without cause within 60 days before or 24 months after the date of the change in control; (ii) Mr. Patten terminates his employment for good reason within 60 days before or 24 months after the date of the change in control; or (iii) the form of the change in control transaction is a sale of all or substantially all of the Company’s assets and the Company or its successor does not expressly assume the Employment Agreement, subject to execution of a release and compliance with his noncompetition and confidentiality obligations, then he will receive a change in control payment equal to 2.00 times the sum of his then-current base salary and then-current target bonus amount, his retention-based cash bonus and equity awards will be treated as described in clauses (ii) through (iv) of the preceding paragraph, and he will be entitled to continued health coverage benefits as described in clause (v) of the preceding paragraph.

The non-competition provisions of the Employment Agreement generally preclude Mr. Patten from engaging, directly or indirectly, in the same business as the Company, anywhere in the U.S. or any other country in which the Company operates for a period of up to 24 months following his employment.

Mr. Patten does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K. Further, no arrangement or understanding exists between Mr. Patten or any other person pursuant to which Mr. Patten was selected as Chief Financial Officer, Executive Vice President, Secretary and Treasurer.

Transition Services Agreement with Fernando Castro-Caratini

Upon Mr. Patten’s appointment as the Company’s Chief Financial Officer, Executive Vice President, Secretary and Treasurer on the Start Date, he will succeed Fernando Castro-Caratini in each of those offices. In connection with his succession, on December 11, 2025, the Company and Mr. Castro Caratini entered into a Transition Services Agreement (the “Castro-Caratini Transition Agreement”) to help ensure an effective transition of the Company’s Chief Financial Officer role from Mr. Castro-Caratini to Mr. Patten. Under the Castro-Caratini Transition Agreement, among other things, (i) Mr. Castro-Caratini will continue to provide services to the Company as a Senior Adviser from the Start Date through June 30, 2026 or such earlier date designated by the Company but not earlier than March 9, 2026 (the “Castro-Caratini Transition Period”); (ii) during the Castro-Caratini Transition Period, the Company will pay Mr. Castro-Caratini a salary of $45,833 per month and continue to provide him with employee benefits; (iii) Mr. Castro-Caratini will be eligible to receive a cash bonus for 2025; (iv) the Company has agreed to vest, effective December 30, 2025, 35,200 unvested restricted shares of the Company’s stock issued to Mr. Castro-Caratini; and (v) the Company has agreed to vest, effective March 8, 2026, 15,000 unvested restricted shares of the Company’s stock issued to Mr. Castro-Caratini.

Transition Services Agreement with Gary A. Shiffman

The Company previously announced Gary A. Shiffman’s retirement as Chief Executive Officer of the Company, effective October 1, 2025. In connection with his retirement, on December 11, 2025, the Company and Mr. Shiffman entered into a Transition Services Agreement (the “Shiffman Transition Agreement”) to help ensure an effective transition of the Company’s Chief Executive Officer role from Mr. Shiffman to his successor, Charles D. Young. Under the Shiffman Transition Agreement, among other things, (i) Mr. Shiffman will continue to provide services to the Company as a Senior Adviser through March 31, 2026 (the “Shiffman Transition Period”), (ii) during the Transition Period, the Company will pay Mr. Shiffman a salary of $75,000 per month and, to the extent he is eligible, continue to provide him with employee benefits, (iii) Mr. Shiffman will be eligible to receive a cash bonus for 2025; (iv) the Company has agreed to vest, effective January 2, 2026, all 118,000 unvested restricted shares of the Company’s stock issued to Mr. Shiffman; and (v) until September 30, 2027, the Company will pay or reimburse Mr. Shiffman for COBRA premiums and then supplemental Medicare coverage premiums for him to maintain health insurance.

***

The foregoing description of the Employment Agreement, the Castro-Caratini Transition Agreement and the Shiffman Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each such agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and the terms of which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
On December 16, 2025, the Company issued a press release regarding Mr. Patten’s appointment and succession of Mr. Castro-Caratini, a copy of which is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains various "forward-looking statements" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in or incorporated by reference into this document that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” "guidance", "target" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. Details of potential risks that may affect the Company are described in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

10.1*    Employment Agreement dated December 11, 2025, among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Mark E. Patten
10.2*    Transition Services Agreement dated December 11, 2025 among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Fernando Castro-Caratini
10.3*    Transition Services Agreement dated December 11, 2025 among Sun Communities, Inc., Sun Communities Operating Limited Partnership and Gary A. Shiffman
99.1        Press Release issued by Sun Communities, Inc., dated December 16, 2025
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: December 16, 2025	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer